SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

INVESTMENT MANAGERS SERIES TRUST

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	2)	Aggregate number of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212

October 8, 2019

Subject: Your Fund’s Voting Deadline is Quickly Approaching

Dear Valued Shareholder:

By now you should have received the Proxy material for the upcoming Advisory Research MLP & Energy Income Fund Special Meeting of Shareholders scheduled for November 6, 2019 asking you to vote on two important proposals. Detailed information about the Special Meeting and the proposals can be found online at https://vote.proxyonline.com/InvestmentManagers/docs/SpecialMeeting2019.pdf.

According to our records, you have not yet voted.

To avoid receiving future communications on this fund proposals, and to ensure your shares are represented, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit https://vote.proxyonline.com and enter your control number found on the enclosed proxy card

•	Call (800) 290-6426 to speak with a representative Monday through Friday 9 a.m. to 10 p.m. Eastern time

•	Call (888) 227-9349 for automated voting

•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you have any questions about the proposals, contact your financial advisor or AST Fund Solutions at (800) 290-6426.

Thank you in advance for your participation.

Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212

October 8, 2019

Subject: Your Fund’s Voting Deadline is Quickly Approaching

Dear Valued Shareholder:

By now you should have received the Proxy material for the upcoming Advisory Research MLP & Energy Income Fund Special Meeting of Shareholders scheduled for November 6, 2019 asking you to vote on two important proposals. Detailed information about the Special Meeting and the proposals can be found online at https://vote.proxyonline.com/InvestmentManagers/docs/SpecialMeeting2019.pdf.

According to our records, you have not yet voted.

To avoid receiving future communications on this fund proposals, and to ensure your shares are represented, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit the website indicated on the voting form and enter the control number found on the enclosed voting form

•	Call (800) 290-6426 Ext. 12 to speak with a representative Monday through Friday 9 a.m. to 10 p.m. Eastern time

•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you have any questions about the proposals, contact your financial advisor or AST Fund Solutions at (800) 290-6426 Ext. 12.

Thank you in advance for your participation.

Investment Managers Series Trust
235 West Galena Street
Milwaukee, Wisconsin 53212

October 8, 2019

Subject: Your Fund’s Voting Deadline is Quickly Approaching

Dear Valued Shareholder:

By now you should have received the Proxy material for the upcoming Advisory Research MLP & Energy Income Fund Special Meeting of Shareholders scheduled for November 6, 2019 asking you to vote on two important proposals. Detailed information about the Special Meeting and the proposals can be found online at https://vote.proxyonline.com/InvestmentManagers/docs/SpecialMeeting2019.pdf.

According to our records, you have not yet voted.

To avoid receiving future communications on this fund proposals, and to ensure your shares are represented, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit the website indicated on the voting form and enter the control number found on the enclosed voting form

•	Call (800) 290-6426 to speak with a representative Monday through Friday 9 a.m. to 10 p.m. Eastern time

•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you have any questions about the proposals, contact your financial advisor or AST Fund Solutions at (800) 290-6426.

Thank you in advance for your participation.